Investment in Associate	12 Months Ended
Dec. 31, 2021
Investment in Associate [Abstract]
Investment in Associate	Investment in Associate
As described in Note 9, the Company acquired a first tranche ownership interest of 30% in CMC in May 2021. As a result of the ownership position, the Company concluded it had a significant influence over CMC and as such, the investment in associate was accounted for under the equity method until the acquisition of control upon the acquisition of the second tranche ownership interest of 37.5% on August 31, 2021 (see Note 9). The acquisition cost of this first tranche is comprised of the following:

Consideration paid for the CMC acquisition:	$

Cash	23,000
Purchase price payable to the private vendor	666
2,000,000 common share purchase warrants issued to the private vendor (to purchase 200,000 common shares)(1)	324
Transaction costs	176
24,166
(1)The common share purchase warrants entitle the holders to acquire up to 200,000 common shares on a post-consolidation basis (Note 15) of the Company at a price of $10.85 per common share for a period of 3 years. The fair value was estimated using the Black-Scholes option pricing model based on the following weighted average assumptions: risk-free interest rate of 0.35%, average projected volatility of 45%, dividend yield of 1.96%, average expected life of warrants of 3 years for a fair value of $0.162 per common share purchase warrant.

For the year ended December 31, 2021
$
Opening balance	—

Acquisition	24,166
Dividends declared	(1,359)
Share of income and comprehensive income	373
Acquisition of control	(23,180)

Closing balance	—